                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12
                             AMWAY MUTUAL FUND, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

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

                               AMWAY MUTUAL FUND, INC.
                               7575 Fulton Street East
                               Ada, Michigan 49355-7150
                              Telephone: (616) 787-6288
                              Telephone: (800) 346-2670
                       NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                    AUGUST 5, 1997
To the Stockholders of Amway Mutual Fund, Inc.:
 The Annual Meeting of Stockholders of Amway Mutual Fund, Inc., will be held on Tuesday, August 5, 1997, at 11:00 A.M., in the Champlain Building, 2905 Lucerne, S.E., Grand Rapids, Michigan.
 The following subjects will be considered and acted upon at the meeting:
   (1) Election of five directors to hold office until the next Annual Meeting and until their successors are elected and qualify.
   (2) Approval or disapproval for continuation of the Investment Advisory and Service Contract between the Fund and Amway Management Company.
   (3) Approval or disapproval for continuation of the Sub-Advisory Contract between Amway Management Company and ARK Asset Management Company.
   (4) Ratification or rejection of the selection of BDO Seidman, LLP as independent public accountants to examine and verify the accounts and securities of the Fund for the year 1997.
   (5) Approval or disapproval of an amendment to the Fund's Certificate of Incorporation to increase the authorized capital stock from the present 20,000,000 shares of common stock, $1 par value, to 100,000,000 shares of common stock, $1 par value.
   (6) Such other matters as may properly come before the meeting.
 Stockholders of record on the books of the Fund at the close of business on June 10, 1997, are entitled to vote at the meeting or any adjournment thereof. If you attend the meeting, you can vote your shares in person. Whether or not you plan to attend the meeting, please fill in, date, and sign the enclosed proxy, and return it in the enclosed, prestamped envelope. A complete list of stockholders entitled to vote at the meeting, or any adjournment thereof, shall be open to examination of any stockholder for any purpose germane to the meeting, during ordinary business hours, for a period of ten days prior to the meeting at the offices of the Fund, 2905 Lucerne, Grand Rapids, MI 49546.
 IT IS IMPORTANT THAT THE ENCLOSED PROXY BE SIGNED AND RETURNED PROMPTLY, REGARDLESS OF THE NUMBER OF SHARES YOU HOLD, SO AS TO INSURE A QUORUM FOR THE ABOVE MEETING. A QUORUM IS ESSENTIAL FOR THE MEETING TO BE HELD. PLEASE HELP YOUR FUND SAVE THE COST OF FURTHER SOLICITATION BY RETURNING YOUR PROXY PROMPTLY.
                                          By Order of the Board of Directors
                                            Allan D. Engel
June 20, 1997                               Secretary


        -C-1997, AMWAY CORPORATION, U.S.A. Printed in U.S.A. 795270 L-2622-SAL
                                          1

                                   PROXY STATEMENT
                    ANNUAL MEETING OF STOCKHOLDERS-August 5, 1997
 This statement and the accompanying proxy are furnished in connection with the solicitation of proxies by the Board of Directors of Amway Mutual Fund, Inc.,
(the   Fund'') 7575 Fulton Street East, Ada, Michigan 49355-7150 for use at the
Annual Meeting of its stockholders to be held on Tuesday, August 5, 1997, at 11:00 A.M., at the Champlain Building, 2905 Lucerne S.E., Grand Rapids, Michigan, and at any and all adjournments of such meeting.
 It is important that the enclosed proxy be properly filled in and signed by each stockholder, whether or not they will be present for the Annual Meeting. Since not all stockholders can be expected to attend the Annual Meeting in person, it is necessary that enough shares be represented by the proxies of those not present to constitute a quorum for transacting stockholder business. At least 50% of the shares of the Fund must be present, in person or by proxy, in order to constitute a quorum. Stockholders should, therefore, execute and mail the enclosed proxy form, regardless of the number of shares which they may own. Shares can only be voted at the Annual Meeting if the owner is present or is represented by his proxy.
 If the enclosed proxy form is properly executed and returned in time to be voted at the stockholders' meeting, the shares represented by the proxy will be voted in accordance with the stockholder's instructions marked thereon. Any stockholder giving a proxy may revoke it in writing at any time before it is voted at the meeting by written instruction to the Fund, when instruction is received before the proxy is voted at the meeting. Any proxies signed but without a vote indicated in the boxes will be voted as recommended by the Directors. Any stockholder giving a proxy who thereafter does attend the meeting in person, may, if he wishes, vote in person at the meeting, thereby cancelling any proxy vote previously given. Shares voted as an abstention will be voted as indicated, not in favor of any proposal, but will count in determining the quorum.
 As of May 31, 1997, there were 15,435,269 shares of stock of the Fund outstanding, all at the par value of $1.00 per share. Each share outstanding on the record date, June 10, 1997, will be entitled to one vote at the meeting, and at any and all adjournments thereof. The Notice, Proxy Statement, and Proxy will be mailed to all stockholders on or about June 20, 1997.
ELECTION OF DIRECTORS
 It is intended that, except as specified in this paragraph, shares represented by the enclosed Proxy will be voted for the election of the five Director nominees listed below. Election of directors requires a plurality vote of the shares of the Fund. All nominees will be elected to serve until the 1998 Annual Meeting of Stockholders and until their successors have been elected and qualified. Should any of the nominees become unable to serve, which is not now contemplated, the Proxy holders may vote for the election of a substitute nominee. The Directors have consented to serve if elected. The Board of Directors of the Fund does not have a nominating or similar committee.
 The following table contains information with respect to the nominees for Directors, including the number of shares of common stock of the Fund beneficially held, directly or indirectly, as of May 31, 1997.
                                                      Shares beneficially
Name and              Position                         owned, directly
principal occupation    with              Director      or indirectly,
or employment           fund      Age      since      as of May 31, 1997**

Richard A. DeWitt       None      83       1970            16,323
President, DeWitt Land
and Cattle Company
(Investments in land and
cattle); Chairman of the
Board, Maes Incorporated
(Manufacturer of
agricultural equipment)

                                                            Shares beneficially
Name and              Position                                owned, directly
principal occupation    with                    Director      or indirectly,
or employment           fund          Age        since      as of May 31, 1997**

Allan D. Engel*         Director,      45         1984           1,566
Sr. Manager,          VP, Secretary
Investments           and Assistant
and Real                Treasurer
Estate
Amway Corporation

Donald H. Johnson        None          66         1993           3,488
Retired, Former
Vice President-
Treasurer, SPX
Corporation (Designs,
manufactures, and
markets products and
services for the motor
vehicle service
industry), 1986 to 1994;
Vice President and
Director Owatonna Tool,
1984 to 1986 (Owatonna
Tool acquired by SPX in
1985); Secretary-
Treasurer, Director
Owatonna Tool,
1969 to 1984

Walter T. Jones         None           55         1992           5,649
Senior Vice President-
Chief Financial
Officer, Prince
Corporation (Auto-
motive interior
trim and interior
systems; automotive
designer, manufacturer
and supplier; and
designer and
manufacturer of die
casting machines.)

James J. Rosloniec*     Director,      52         1980           14,052
Vice President-Audit    President
and Control, Amway         and
Corporation, 1992 to    Treasurer
present; Vice
President-Finance and
Treasurer, Amway
Corporation, 1979 to
1992
*These directors are interested persons under the Investment Company Act of 1940, as amended, since they are officers and/or directors of both the Investment Adviser and the Fund.
**The Directors and Officers of the Fund owned, as a group, less than 1% of the outstanding shares of the Fund.
  There were six meetings of the Board of Directors during the calendar year 1996. All directors attended at least 75% of the meetings.
  The officers of the Fund serve without compensation. During the fiscal year ended December 31, 1996, the directors of the Fund received director's fees as follows:
                                 Compensation Table+
Richard A. DeWitt  $3,200  Donald H. Johnson  $3,200  James J. Rosloniec $3,200
Allan D. Engel     $3,200  Walter T. Jones    $3,200
+Director's fees are paid by the Investment Adviser pursuant to the Investment Advisory Agreement between the Investment Adviser and the Fund.
                                          3

INVESTMENT ADVISER AND PRINCIPAL UNDERWRITER
 The Investment Adviser and Principal Underwriter for the Fund is Amway Management Company, 7575 Fulton Street East, Ada, Michigan 49355-7150 (the
 "Investment Adviser"), which has served in that capacity pursuant to an investment advisory and service contract since the Fund was organized in 1971.
 The name and principal occupation of the Officers and Directors of the Investment Adviser and their positions with the Investment Adviser and the Fund are set forth below. The mailing address of each person listed is 7575 Fulton Street East, Ada, Michigan 49355-7150.
Name and principal           Position with              Position with the
occupation                 investment adviser         fund and term of office
Allan D. Engel                Director,               Director-1984 to present;
Sr. Manager-Investments       President               Vice President, Secretary
and Real Estate, Amway        and Secretary           and Assistant Treasurer-
Corporation                                           1980 to present

James J. Rosloniec           Director,                President and Treasurer-
Vice President-Audit         Vice President           1984 to present;Director-
and Control, Amway           and Treasurer            1980 to present
Corporation
 All of the capital stock of the Investment Adviser is owned by Amway Corporation. The Jay Van Andel Trust, The Betty J. Van Andel Trust, The Richard
M. DeVos Trusts, and The Helen J. DeVos Trusts own all of the securities of all classes of Amway Corporation except for a nominal percentage owned by The Jay and Betty Van Andel Foundation and The Richard and Helen DeVos Foundation. No officer, director, or nominee for election as a director of the Fund owns any securities of or has any other material direct or indirect interest in the Investment Adviser, other than as set forth above.
 Amway Corporation, 7575 Fulton Street East, Ada, Michigan 49355-0001, indirectly, as of May 31, 1997, owned 668,577 shares, or 4.3% of the outstanding shares of the Fund. Jay Van Andel owns all the outstanding securities of JVA Properties Corporation, the General Partner for JVA Enterprises Limited Partnership, 7575 Fulton Street East, Ada, Michigan 49355-0001, which owns, as of May 31, 1997, 2,165,615 shares or 14.0% of the outstanding shares of the Fund. No other person is known by the Fund to own of record or beneficially 5% or more of the Fund's shares.

ADVISORY AND SUB-ADVISORY AGREEMENTS

GENERAL
 The current Advisory and Service Contract was originally executed on June 9, 1995, and was last submitted to a vote of the stockholders of the Fund for approval, and approved, at the Annual Meeting of Stockholders on June 13, 1996. Its continuation for another year is being submitted to the stockholders for approval at the 1997 Annual Meeting. A copy of the Contract may be inspected at the offices of the Fund at the Champlain Building, 2905 Lucerne S.E., Grand Rapids, MI during business hours, up to the time of the 1997 Annual Stockholders Meeting. The Board of Directors, including a majority of the Directors who are not interested persons of any party to the contract, at a meeting on June 3, 1997 approved for continuation the contract and recommends its approval to shareholders for continuation for another year.
ADVISORY AGREEMENT
 Under the Advisory Agreement, the Fund ''...employs the Adviser to furnish investment advice and manage on a regular basis the investment portfolio of the Fund, subject to the direction of the Board of Directors of the Fund, and to provisions of the Fund's current Prospectus; to furnish for the use of the Fund, office space and all necessary office facilities, equipment
                                  4
and personnel for servicing the investments of the Fund and administering its affairs,'' subject to the expenses to be paid by the Fund as discussed below;
 ''and to pay the salaries and fees of all officers and directors of the Fund. The Adviser will, from time to time, discuss with the Fund economic investment developments which may affect the Fund's portfolio and furnish such information as the Adviser may believe appropriate for this purpose. The Adviser will maintain such statistical and analytical information with respect to the Fund's portfolio securities as the Adviser may believe appropriate, and shall make such materials available for inspection by the Fund, as may be reasonable. Except when otherwise specifically directed by the Fund, the Adviser will make investment decisions on behalf of the Fund and place all orders for the purchase and sale of portfolio securities for the Fund's account... The Adviser shall be permitted to enter into an agreement with another advisory organization whereby the other organization will provide all or a part of the investment advice and the services required to manage the Fund's investment portfolio as provided for in this agreement.''
 Under the Advisory Agreement, the Fund will pay all its expenses other than those expressly stated to be payable by the Adviser, which expenses payable by the Fund include, without implied limitation, ''(i) registration of the Fund under the Investment Company Act of 1940; (ii) commissions, fees and other expenses connected with the purchase or sale of securities; (iii) auditing, accounting, and legal expenses; (iv) taxes and interest; (v) governmental fees;
(vi) expenses of issue, sale, repurchase and redemption of shares; (vii) expenses of registering and qualifying the Fund and its shares under federal and state securities laws and of preparing and printing prospectuses for such purposes and for distributing the same to stockholders and investors; (viii) expenses of reports and notices to stockholders and of meetings of stockholders and proxy solicitations therefore; (ix) fees and expenses related to the determination of the Fund's net asset value; (x) insurance expenses; (xi) association membership dues; (xii) fees, expenses and disbursements of custodians and subcustodians for all services to the Fund (including without limitation safekeeping of funds and securities, and keeping of books and accounts); (xiii) fees, expenses and disbursement of transfer agents, dividend disbursing agents, stockholder servicing agents and registrars for all services to the Fund; and (xiv)such non-recurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and the obligation of the Fund to indemnify its Directors and officers with respect thereto.''
 Under the present Advisory Agreement, the Fund pays the Adviser a fee amounting on an annual basis to approximately .55 of 1% of the daily average net asset value of the Fund. The fee is computed daily on the basis of .55 of 1% per annum of the total net assets, and paid quarterly. The advisory fees paid by the Fund to the Investment Adviser during the year ended December 31, 1996, were $524,637. Amway Stock Transfer Company, an affiliate of the Investment Adviser, acts as the Fund's agent for transfer of the Fund's shares and disbursement of the Fund's distributions. The transfer agent fee incurred by the Fund amounted to $242,992 in 1996.
SUB-ADVISORY AGREEMENT
 ARK Management serves as the Fund's Sub-Adviser pursuant to a Sub-Advisory Agreement which became effective on May 1, 1995. Pursuant to the Advisory Agreement, the Adviser intends to continue its Sub-Advisory Agreement with ARK Asset Management Company (the "Sub-Adviser"). Continuation of the Sub-Advisory Agreement, originally executed on May 1, 1995, for another year is being submitted to stockholders for approval at the 1997 Annual Meeting. A copy of the Sub-Advisory Agreement may be inspected at the offices of the Fund at the Champlain Building, 2905 Lucerne S.E., Grand Rapids, MI during business hours, up to the time of the 1997 Annual Stockholders Meeting. The Board of Directors, including a majority of the Directors who are not interested persons of any party to the Sub-Advisory Agreement, at a meeting on June 3, 1997 approved for continuation the agreement and recommends its approval to shareholders for continuation for another year. The Sub-Advisory Agreement was last submitted to a vote of the stockholders of the Fund for approval, and approved, at the Annual Meeting of Stockholders on June 13, 1996.
                                          5

 Under the Sub-Advisory Agreement, the Investment Adviser employs the Sub-Adviser to furnish investment advice and manage on a regular basis the investment portfolio of the Fund, subject to the direction of the Adviser, the Board of Directors of the Fund, and to the provisions of the Fund's current Prospectus. Except when otherwise specifically directed by the Fund or the Investment Adviser, the Sub-Adviser will make investment decisions on behalf of the Fund and place all orders for the purchase or sale of portfolio securities for the Fund's account.
 For services rendered, the Adviser, not the Fund, will pay the Sub-Adviser a fee amounting on an annual basis to approximately .45 of 1% of the daily average net asset value of the Fund.
 The Advisory Agreement and Sub-Advisory Agreement continue in effect indefinitely from year to year so long as their continuance after the initial two-year period is specifically approved at least annually by vote of the Board of Directors, or by vote of a majority of the outstanding shares of the Fund. In addition, and in either event, the Advisory Agreement and Sub-Advisory Agreement and their terms must be approved at least annually by a vote of a majority of the Directors of the Fund who are not parties to the Advisory Agreement and Sub-Advisory Agreement, or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement and Sub-Advisory Agreement provide that they will terminate automatically in the event of their assignment. In addition, the Advisory Agreement and Sub-Advisory Agreement are terminable at any time, without penalty, by the Board of Directors or by the affirmative vote of a majority of the Fund's outstanding shares on 60 days' written notice to the Investment Adviser or Sub-Adviser, and by the Investment Adviser or Sub-Adviser on 60 days' written notice to the Fund.
VOTE REQUIRED
 Approval for continuation of the Advisory Agreement, and the Sub-Advisory Agreement, requires the affirmative vote of majority of the Fund's outstanding voting securities. The vote of a majority of the outstanding voting securities of a company is defined in the Investment Company Act of 1940 to mean ''...the vote, at the annual or a special meeting of the security holders of such company duly called, (a) of 67 per centum or more of the voting securities present at such meeting, if the holders of more than 50 per centum of the outstanding voting securities of such company are present or represented by proxy; or (b) of more than 50 per centum of the outstanding voting securities of such company, whichever is less.''
BOARD OF DIRECTORS RECOMMENDATION
 The Board of Directors has approved, and recommends that the Fund's stockholders approve for continuation, the Advisory Agreement with Amway Management and the Sub-Advisory Agreement with ARK Management. In considering the Sub-Advisory Agreement, and the Advisory Agreement, the Board of Directors took into account (i) sales and redemption data for the Fund, (ii) the Fund's average net assets, (iii) the economic outlook and the general investment outlook in the markets in which the Fund invests, (iv) the investment outlook of the Fund's Investment Adviser and Sub-Adviser, and (v) notable changes in the Fund's investments. The Board also considered information regarding the Fund's investment performance, management fees, and expense ratios, as well as similar information for other mutual funds. The Board of Directors also considered the possibility of other benefits which might accrue to the Investment Adviser, the Sub-Adviser, and their affiliated companies, by virtue of their relationship with the Fund.
 In considering the Advisory Agreement, the Board of Directors also took into account (i) the Investment Adviser's financial condition, (ii) arrangements with respect to the distribution of the Fund's shares, (iii) relationships with the Fund's transfer agent and dividend distribution agent, (iv) resources devoted to and the record of compliance with the Fund's Investment policies and restrictions, (v) the quality and scope of the services provided to the Fund's stockholders, and (vi) the nature and extent of Amway Management's supervision of other service providers, including the Fund's sub-advisers.
                                          6

 In evaluating the Sub-Advisory Agreement, the Board of Directors considered extensive additional information regarding ARK Management, including (i) its financial condition, (ii) the size, education and experience of its staff, and
(iii) the performance record of other accounts managed by the Sub-Adviser.
 In considering the foregoing factors the Board of Directors did not identify any single factor as all-important or controlling, and the foregoing summary does not detail all of the matters considered. On the basis of its consideration of the factors which it deemed to be material, the Board of Directors concluded that continuing the engagement of Amway Management and ARK Management as, respectively, the Fund's Investment Adviser and Sub-Adviser was in the best interest of the Fund, and that the terms of the Advisory and Sub-Advisory Agreements, including the compensation payable thereunder, were fair and reasonable. The Board of Directors recommends that the Fund's stockholders vote FOR approval of the Sub-Advisory Agreement and FOR approval of the amendments to the Advisory Agreement.

THE SUB-ADVISER

 ARK Asset Management Co., Inc. ("ARK Mangement"), a wholly-owned subsidiary of ARK Asset Holdings, Inc. ("ARK Holdings"), is located at One New York
Plaza, New York, N.Y. 10004. ARK Management serves as investment manager for institutional accounts which total approximately $24 billion.
 Employees of ARK Management own approximately 100% of the outstanding voting stock of ARK Holdings. The following persons own of record or beneficially ten percent or more of the outstanding voting securities of ARK Holdings: Henry R. Breck (16%), Coleman M. Brandt (27%), and C. Charles Hetzel (27%).
 The principal executive officers and the directors of ARK Management at One New York Plaza, New York, NY 10004 are as follows:

Henry R. Breck            S. Jay Mermelstein            Joseph P. Scanlon, Jr
  Chairman, Chief         Secretary, Treasurer, and     Managing Director, and
  Executive Officer,      Director, ARK Management      Director, ARK
  and Director, ARK                                      Management

Coleman M. Brandt       Ronald C. Wiener              Robert W. Norton
  Vice-Chairman and       Vice-Chairman, and            Managing Director, and
  Director, ARK           Director, ARK Management      Director, ARK
  Management                                            Management

C. Charles Hetzel       William H. David              James R. Marbach
  Vice-Chairman and       Managing Director, and        Managing Director, and
  Director, ARK           Director, ARK Management      Director, ARK
  Management                                            Management

                        H. Scott Higgins
                          Managing Director, and
                          Director, ARK Management
SELECTION OF AUDITORS
 The Board of Directors, including a majority of the non-interested directors, has selected BDO Seidman, LLP, Grand Rapids, Michigan, certified public accountants, as independent public accountants for the Fund for 1997. This selection is being submitted to the stockholders for ratification at the 1997 Annual Meeting. The selection of independent auditors requires the affirmative vote of a majority of the shares of the Fund voting on this matter. BDO Seidman, LLP have been auditors for the Fund since its inception, but have not previously had and do not now have any interest in or relationship with the Fund, except in their capacity as independent certified public accountants. The Board of Directors of the Fund does not have an audit or similar committee. A representative of BDO Seidman, LLP is expected to be present at the Annual Stockholders Meeting, and will have an opportunity to make a statement and to be available to answer appropriate questions.
                                          7

INCREASE OF AUTHORIZED STOCK

 As of the close of business on May 31, 1997, the authorized capital stock of the Fund consisted of 20,000,000 shares of common stock, all of which is of the same class, has equal voting rights and is the only stock authorized for the Fund, $1 par value, of which 15,435,269 shares were outstanding. The Board of Directors at a meeting on June 3, 1997 approved an amendment to the Fund's Certificate of Incorporation to increase the authorized capital stock of the Fund from the present 20,000,000 shares of common stock, $1 par value, to 100,000,000 of such shares. The additional shares will be sold in the regular course of the Fund's business as an open-end mutual fund as a part of a continuous offering of its' shares. The Board of Directors has authority to issue and determine the consideration to be received for shares authorized by stockholders; however, shares may not be issued for less than net asset value.
 The proposed increase in the authorized capital stock of the Fund is requested in anticipation of the fact that the Fund will reach the limit authorized before the 1998 annual meeting. An increase in the authorized share is necessary in order for the Fund to continue to sell additional stock. The increase in authorized shares, as proposed, would benefit the stockholders of the Fund since it would permit continued growth of the Fund making available benefits due to economies of size, reduce the dollar amount of fixed expenses per share, and provide for the issuance of additional shares through the reinvestment of dividends and capital gains distributed in the future, if any, for shareholders so requesting.
 The favorable vote of the holders of a majority of the outstanding shares is required to increase the authorized stock.

STOCKHOLDERS PROPOSALS

 Stockholder proposals, if any, must be received by Amway Mutual Fund, Inc. on or before February 10, 1998, to be included in proxy materials relating to the 1998 Annual Meeting of Stockholders. Proposals should be forwarded to Amway Mutual Fund, Inc., 7575 Fulton Street East, Ada, Michigan 49355-7150.

SHAREHOLDER REPORTS

 The Fund will furnish, without charge, a copy of the Annual Report and the most recent Semi-Annual Report succeeding the Annual Report, if any, to shareholders upon request to the Fund at the address or telephone number on the cover page of this Proxy Statement.

ADDITIONAL INFORMATION

 Management knows of no other matters which will be presented at the Annual Meeting. If any such matter(s) should come before the meeting for stockholder action, it is intended that the persons indicated in the enclosed proxy, or their substitutes, will vote such proxy as instructed by the Board of Directors.
 The costs of the meeting, including soliciting of proxies, will be borne by the Fund. Solicitation of proxies by mail may be supplemented, as necessary, by personal solicitation through directors and officers of the fund, some or all of whom may also be directors, officers, or employees of its investment adviser, Amway Management Company.
Ada, Michigan                          By Order of the Board of Directors
June 20, 1997                          Allan D. Engel
                                       Secretary

/x/ PLEASE MARK VOTES
    AS IN THIS EXAMPLE

-------------------------------------------------------------------------------
                             AMWAY MUTUAL FUND, INC.
-------------------------------------------------------------------------------

Mark box at right if an address change or comment has been noted      / /
on the reverse side of this card.


     RECORD DATE SHARES:




                                             ----------------------------------
Please be sure to sign and date this Proxy.  Date
-------------------------------------------------------------------------------


------Stockholder sign here-----------------------Co-owner sign here-----------

1.   FOR THE ELECTION OF DIRECTORS

               R. A. DeWitt                                  With-  For All
              Allan D. Engel                           For   hold   Except
             Donald H. Johnson                         / /    / /     / /
             Walter T. Jones
             J. J. Rosloniec

     To withhold authority to vote for any individual nominee, mark the
     "For All Except" box and strike a line through the nominee's name in the list above.
                                                       For  Against  Abstain
2.   APPROVAL FOR CONTINUATION OF THE
     INVESTMENT ADVISORY AND SERVICE                   / /    / /     / /
     CONTRACT BETWEEN THE FUND AND AMWAY
     MANAGEMENT COMPANY.

3.   APPROVAL FOR CONTINUATION OF THE
     SUB-ADVISORY CONTRACT BETWEEN AMWAY                / /    / /    / /
     MANAGEMENT COMPANY AND ARK ASSET
     MANAGEMENT COMPANY.

4.   RATIFICATION OF THE SELECTION OF BDO
     SEIDMAN, LLP AS AUDITORS.                           / /   / /    / /

5.   APPROVAL FOR AN AMENDMENT TO THE
     FUND'S CERTIFICATE OF INCORPORATION TO              / /   / /    / /
     INCREASE THE AUTHORIZED CAPITAL FROM
     THE PRESENT 20,000,000 SHARES OF COMMON
     STOCK $1 PAR VALUE TO 100,000,000 SHARES
     OF COMMON STOCK, $1 PAR VALUE.

4.   ON ANY OTHER MATTERS PROPERLY COMING BEFORE THE MEETING OR
     ANY ADJOURNMENT OR ADJOURNMENTS THEREOF.

DETACH CARD                                                         DETACH CARD

     June 20, 1997


     Dear Amway Mutual Fund Stockholder,

     Enclosed is the following information concerning the Stockholders' Meeting which will be held on Tuesday, August 5, 1997, at 11:00 a.m., at the Champlain Building, 2905 Lucerne S.E. Grand Rapids, Michigan:

               (1)  A Proxy for the Annual Meeting;
               (2)  The Notice and Proxy Statement of the Annual
                    Meeting of Stockholders; and
               (3)  A reply envelope for the return of the Proxy.

     The Fund's Board of Directors is recommending to stockholders and has approved for continuation the Advisory and Service Contract between the Fund and Amway Management Company and the Sub-Advisory Agreement with ARK Asset Management Company. Please review the proxy statement for details.

     We emphasize the importance of signing and immediately returning the proxy ballot, thereby avoiding the cost of further solicitation. If we do not receive enough proxies, a valid meeting cannot be held. Your cooperation in returning your proxy promptly is appreciated.

     We look forward to seeing you at the Annual Meeting of the Stockholders.

                                   Sincerely,



                                   Allan D. Engel
                                   Vice President, Secretary and
                                   Assistant Treasurer

                             AMWAY MUTUAL FUND, INC.

            PROXY FOR ANNUAL MEETING OF STOCKHOLDERS - AUGUST 5, 1997 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints James J. Rosloniec and Allan D. Engel, and each of them, as proxies, with the full power of substitution, to vote all shares of common stock of Amway Mutual Fund, Inc., which the undersigned is entitled to vote at the Annual Meeting of Stockholders, to be held on August 5, 1997, and at any and all adjournments of such meeting, with all powers the undersigned would possess if personally present at such meeting.

The undersigned hereby acknowledges receipt of the accompanying Notice of the Annual Meeting, the Proxy and the Proxy Statement dated June 20, 1997, and of the Annual Report for the year ended December 31, 1996. PLEASE SIGN AND RETURN THIS PROXY PROMPTLY, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. IF YOU DO ATTEND, AND DECIDE TO VOTE BY BALLOT, YOUR BALLOT VOTE WILL REVOKE AND SUPERSEDE THIS PROXY.

--------------------------------------------------------------------------------
PLEASE VOTE, DATE AND SIGN ON THE REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

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Please sign exactly as name(s) appear(s) hereon. Each stockholder must sign if shares are jointly held.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                    DO YOU HAVE ANY COMMENTS?

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